SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 11, 2003

HOST MARRIOTT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland (Address of Principal Executive Offices)	20817 (Zip Code)

Registrant’s telephone number, including area code:    (240) 744-1000

Item 5.    Other Events.

Host Marriott Corporation is filing as an exhibit hereto (which is incorporated by reference herein) a description of the material U.S. federal income tax considerations relating to the taxation of Host Marriott as a real estate investment trust and the ownership and disposition of Host Marriott equity securities. This description replaces and supersedes prior descriptions of the federal income tax treatment of Host Marriott and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial statements of business acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Exhibits.

Exhibit No.	Description
99.1	Material Federal Income Tax Considerations

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

		By:	/s/ Larry K. Harvey
Date:	August 11, 2003		Name: Larry K. Harvey Title: Senior Vice President and Corporate Controller

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Material Federal Income Tax Considerations

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